EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

      Pursuant to 18 U.S.C. Section 1350, the undersigned Chief Financial Officer of Siena Holdings, Inc. (the "Company") hereby certifies that:

      (1) The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002 (the "Report") fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


September 25, 2002                         By /s/ W. JOSEPH DRYER
                                             ----------------------------
                                                  W. Joseph Dryer
                                              Chief Financial Officer

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                    CERTIFICATION BY CHIEF FINANCIAL OFFICER

I,  W. Joseph Dryer, certify that:

      1. I have reviewed this annual report on Form 10-K of Siena Holdings, Inc.;

      2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact, necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

      3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present, in all material respects, the financial condition, results of operations and cash flows of the registrant as of and for the periods presented in this annual report.

[Items 4, 5 and 6 omitted pursuant to the transition provisions of Release No. 34-46427.]


September 25, 2002                         By /s/ W. JOSEPH DRYER
                                             ----------------------------
                                                  W. Joseph Dryer
                                              Chief Financial Officer